SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                               FORM 8-K/A (No. 1)



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 1997


                           FAIRFIELD COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



     Delaware                        1-8096               71-0390438
    (State of                      (Commission           (IRS Employer
   Incorporation)                   File Number)       Identification No.)


11001 Executive Center Drive, Little Rock, Arkansas              72211
         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (501) 228-2700

         The Registrant hereby amends the following item of its Current Report on Form 8-K dated January 5, 1998, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   Financial Statements of Business Acquired:
                    ------------------------------------------

                         The following  consolidated  financial  statements  and
                    Report of Coopers and Lybrand L.L.P., independent accountants, included in the Company's Prospectus dated November 10, 1997, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, are incorporated herein by reference:

                       Consolidated Balance Sheets - December 31, 1996 and 1995

                       Consolidated Statements of Operations - Years Ended
                         December 31, 1996, 1995 and 1994

                       Consolidated  Statements of  Stockholders'  Equity -
                         Years Ended December 31, 1996, 1995 and 1994

                       Consolidated  Statements  of  Cash  Flows - Years  Ended
                         December 31, 1996, 1995 and 1994

                       Notes to Consolidated Financial Statements -
                         December 31, 1996

              (b)   Pro Forma Financial Information:
                    -------------------------------

                         The following  unaudited pro forma  condensed  combined
                    financial statements are filed with this report:

                       Pro Forma Condensed Combined Balance Sheet - December 31,
                         1997

                       Pro Forma Condensed Combined Statements of Earnings:
                         Year Ended December 31, 1997
                         Year Ended December 31, 1996
                         Year Ended December 31, 1995

                         The  unaudited  pro forma  condensed  combined  balance
                    sheet as of December 31, 1997 and unaudited pro forma condensed combined statements of earnings for the three years ended December 31, 1997 give effect to the Merger between Fairfield Communities, Inc. and Vacation Break U.S.A., Inc., using (i) the pooling-of-interests method of accounting, (ii) the Company's two-for-one common stock split, in the form of a stock dividend effective January 30, 1998 to shareholders of record on January 15, 1998 and (iii) the Company's three-for-two common stock split in the form of a stock dividend effective July 15, 1997 to shareholders of record on July 1, 1997 (the "Stock Splits"). The unaudited pro forma condensed combined financial statements have been prepared from, and should be read in conjunction with, and are qualified in their entirety by reference to the historical consolidated financial statements and notes thereto of Fairfield Communities, Inc. and Vacation Break U.S.A., Inc.

                         The unaudited pro forma  condensed  combined  financial
                    information gives effect to the Merger and the Stock Splits as if they had been consummated, with respect to statement of earnings data, at the beginning of the periods presented, or, with respect to balance sheet data, as of the date
                    presented.   The  unaudited  pro  forma  condensed
                    combined financial information has been included for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred had the Merger and the Stock Splits been consummated at the dates indicated, nor is it necessarily indicative of future results of operations or financial position of the merged companies.

                  FAIRFIELD COMMUNITIES, INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                            Vacation
                                Fairfield    Break     Pro Forma     Pro Forma
                                Historical Historical  Adjustments  Consolidated
                                ---------- ----------  -----------  ------------
ASSETS
Cash and cash equivalents        $  2,232  $     842                 $  3,074
Loans receivable, net             192,727     98,482                  291,209
Real estate inventories            53,028     40,111                   93,139
Property and equipment, net        18,580      5,790                   24,370
Restricted cash and
 escrow accounts                    7,280     18,327                   25,607
Intercompany                      104,408   (104,408)                       0
Other assets                       13,615     12,918                   26,533
                                 --------  ---------     --------    --------
                                 $391,870  $  72,062                 $463,932
                                 ========  =========     ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Financing arrangements         $168,086  $   1,995                 $170,081
  Deferred revenue                 20,032      9,737                   29,769
  Accounts payable                  7,386     13,012                   20,398
  Other liabilities                35,606     20,896                   56,502
                                 --------  ---------     --------    --------
                                  231,110     45,640                  276,750
                                 --------  ---------     --------    --------
Stockholders' Equity:
  Common stock                        407         88                      495
  Paid-in-capital                  93,918     14,002                  107,920
  Retained earnings                66,751     12,332                   79,083
  Unamortized restricted stock       (316)         0                     (316)
  Treasury stock, at cost               0          0                        0
                                 --------  ---------     --------    --------
                                  160,760     26,422                  187,182
                                 --------  ---------     --------    --------
                                 $391,870  $  72,062                 $463,932
                                 ========  =========     ========    ========


                  FAIRFIELD COMMUNITIES, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                            Vacation
                                Fairfield     Break     Pro Forma   Pro Forma
                                Historical  Historical Adjustments Consolidated
                                ----------  ---------- ----------- ------------
REVENUES
  Vacation ownership, net        $161,097    $ 95,044                $256,141
  Resort management                17,146      11,091                  28,237
  Interest                         24,142      13,037                  37,179
  Other                            24,664          22                  24,686
                                 --------    --------    --------    --------
                                  227,049     119,194                 346,243
                                 --------    --------    --------    --------
EXPENSES
  Vacation ownership               40,946      26,900                  67,846
  Provision for loan losses         7,426       4,695                  12,121
  Selling                          80,621      42,501                 123,122
  Resort management                14,629      11,316                  25,945
  General and administrative       18,080      14,303                  32,383
  Interest, net                     5,988       4,365                  10,353
  Other                            15,990       2,076                  18,066
  Cost associated with merger       2,107      11,201                  13,308
                                 --------    --------    --------    --------
                                  185,787     117,357                 303,144
                                 --------    --------    --------    --------
Earnings before provision for
 income taxes and
 extraordinary loss                41,262       1,837                  43,099
Provision for income taxes         17,179       2,548                  19,727
                                 --------    --------    --------    --------
Earnings (loss) before
 extraordinary loss                24,083        (711)                 23,372
Extraordinary loss, net of income
  tax benefit of $1,375               -         2,195                   2,195
                                 --------    --------    --------    --------
Net earnings                     $ 24,083    $ (2,906)               $ 21,177
                                 ========    ========    ========    ========

NET EARNINGS PER SHARE (a):
   Basic                             $.71       $(.34)                   $.48
                                     ====       =====                    ====
   Diluted                           $.68       $(.33)                   $.46
                                     ====       =====                    ====

WEIGHTED AVERAGE SHARES
 OUTSTANDING (a):
   Basic                           33,715       8,629                  44,200
                                   ======       =====                  ======
   Diluted                         35,577       8,811                  46,282
                                   ======       =====                  ======

(a)Reflects (i) the issuance of Fairfield Common Stock in connection with the Merger, which calculation is based on an exchange rate of .6075 of Fairfield Common Stock for each weighted average share of Vacation Break common stock outstanding, (ii) a two-for-one common stock split of Fairfield's Common
   Stock, in the form of a stock dividend effective January 30, 1998 to shareholders of record on January 15, 1998 and (iii) a three-for-two common stock split of Fairfield's Common Stock, in the form of a stock dividend effective July 15, 1997 to shareholders of record on July 1, 1997.

                  FAIRFIELD COMMUNITIES, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                            Vacation
                              Fairfield      Break       Pro Forma   Pro Forma
                            (As Reported) (As Reported) Adjustments Consolidated
                            ------------  ------------  ----------- ------------
REVENUES
  Vacation ownership, net      $114,592     $ 80,020                  $194,612
  Resort management              14,644       12,343                    26,987
  Interest                       19,994        8,657                    28,651
  Other                          23,248        1,884                    25,132
                               --------     --------      --------    --------
                                172,478      102,904                   275,382
                               --------     --------      --------    --------
EXPENSES
  Vacation ownership             29,249       22,136                    51,385
  Provision for loan losses       5,390        2,437                     7,827
  Selling                        63,243       37,436                   100,679
  Resort management              12,593       12,825                    25,418
  General and administrative     15,223       10,243                    25,466
  Interest, net                   6,757        3,997                    10,754
  Other                          15,529        2,881                    18,410
                               --------     --------      --------    --------
                                147,984       91,955                   239,939
                               --------     --------      --------    --------
Earnings before provision for
  income taxes                   24,494       10,949                    35,443
Provision for income taxes        9,631        3,709                    13,340
                               --------     --------      --------    --------
Net earnings                   $ 14,863     $  7,240                  $ 22,103
                               ========     ========      ========    ========
NET EARNINGS PER SHARE (a):
  Basic                            $.49         $.84                      $.54
                                   ====         ====                      ====
  Diluted                          $.46         $.80                      $.51
                                   ====         ====                      ====

WEIGHTED AVERAGE SHARES
 OUTSTANDING (a):
  Basic                          30,142        8,573                    40,558
                                 ======        =====                    ======
  Diluted                        32,302        9,023                    43,265
                                 ======        =====                    ======

(a) Reflects (i) the issuance of Fairfield Common Stock in connection with the Merger, which calculation is based on an exchange rate of .6075 of Fairfield Common Stock for each weighted average share of Vacation Break common stock outstanding, (ii) a two-for-one common stock split of Fairfield's Common Stock, in the form of a stock dividend effective January 30, 1998 to shareholders of record on January 15, 1998 and (iii) a three-for-two common stock split of Fairfield's Common Stock, in the form of a stock dividend effective July 15, 1997 to shareholders of record on July 1, 1997.

                  FAIRFIELD COMMUNITIES, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                            Vacation
                              Fairfield      Break      Pro Forma   Pro Forma
                            (As Reported)(As Reported) Adjustments Consolidated
                            ------------  -----------  ----------- ------------
REVENUES
  Vacation ownership, net    $ 85,460       $40,291                  $125,751
  Resort management            13,178         9,086                    22,264
  Interest                     19,111         4,704                    23,815
  Other                        23,026         4,665                    27,691
                             --------       -------      --------    --------
                              140,775        58,746                   199,521
                             --------       -------      --------    --------
EXPENSES
  Vacation ownership           23,838         9,500                    33,338
  Provision for loan losses     6,505         1,525                     8,030
  Selling                      50,738        13,790                    64,528
  Resort management            11,730         9,645                    21,375
  General and administrative   11,844         9,766                    21,610
  Interest, net                 8,562         1,959                    10,521
  Other                        14,520         3,391                    17,911
                             --------       -------      --------    --------
                              127,737        49,576                   177,313
                             --------       -------      --------    --------
Earnings before provision for
   income taxes                13,038         9,170                    22,208
Provision for income taxes      5,009         3,325                     8,334
                             --------       -------      --------    --------
Net earnings                 $  8,029       $ 5,845                  $ 13,874
                             ========       =======      ========    ========
NET EARNINGS PER SHARE (a):
  Basic                          $.27          $.90                      $.37
                                 ====          ====                      ====
  Diluted                        $.25          $.90                      $.35
                                 ====          ====                      ====

WEIGHTED AVERAGE SHARES
 OUTSTANDING (a):
  Basic                        29,794         6,500                    37,691
                               ======         =====                    ======
  Diluted                      31,961         6,525                    39,888
                               ======         =====                    ======

(a) Reflects (i) the issuance of Fairfield Common Stock in connection with the Merger, which calculation is based on an exchange rate of .6075 of Fairfield Common Stock for each weighted average share of Vacation Break common stock outstanding, (ii) a two-for-one common stock split of Fairfield's Common Stock, in the form of a stock dividend effective January 30, 1998 to shareholders of record on January 15, 1998 and (iii) a three-for-two common stock split of Fairfield's Common Stock, in the form of a stock dividend effective July 15, 1997 to shareholders of record on July 1, 1997.

                                 SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 FAIRFIELD COMMUNITIES, INC.



                                                 By: /s/William G. Sell
                                                    ----------------------------
                                                        William G. Sell
                                                   Vice President and Controller
                                                     (Chief Accounting Officer)

Date:  March 4, 1998

INDEX TO EXHIBITS
-----------------

     EXHIBIT DESCRIPTION
     -------------------

     23.1      Consent of Coopers & Lybrand L.L.P. (attached)